UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------
                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 2005

                U.S. BORAX INC. 401(K) PLAN FOR HOURLY EMPLOYEES
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             (Exact name of registrant as specified in its charter)

     Delaware                       001-10533                 98-0047580
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(State of Incorporation)      (Commission File No.)          (I.R.S Employer
                                                             Identification No.)

          Rio Tinto, plc, 6 St. James's Square, London SW1Y 4LD England
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, Including Area Code:      +44 207753 2117
                                                     ------------------------


                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                               Page 1 of 6 pages
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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

         (i) On October 14, 2005, the administrators of the U.S. Borax 401(k) Plan for Hourly Employees (the "Plan") dismissed PricewaterhouseCoopers LLP ("PwC") as the Plan's independent registered public accounting firm. PwC was informed of their dismissal on October 20, 2005. The decision to change the accounting firm was approved by the Chief of Human Resources of U.S. Borax Inc. but was not approved by a board of directors or audit committee. The Plan does not have a board of directors or audit committee.

         (ii) PwC's reports on the Plan's financial statements for the past two fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         (iii) During the past two fiscal years ended December 31, 2003 and 2004 and through October 14, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements for such years.

         (iv) There were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K with respect to the fiscal years ended December 31, 2003 and 2004 and through October 14, 2005.

         (v) The Plan has requested PwC to furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter, dated October 28, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

         (i) On October 14, 2005, the administrators of the Plan appointed Tanner LC ("Tanner") as the Plan's independent registered public accounting firm for the year ending December 31, 2005. During the Plan's two most recent fiscal years and through October 14, 2005 neither the Plan nor anyone acting on its behalf consulted Tanner regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or
(2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.



                               Page 2 of 6 pages
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(c)      Exhibits

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant.






                               Page 3 of 6 pages
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               U.S. BORAX INC. 401(K) PLAN FOR HOURLY EMPLOYEES


                               By: /s/ Steven B. Saperstein
                                   ---------------------------------------------
                                   Name:  Steven B. Saperstein
                                   Title: Chief of Human Resources of
                                          U.S. Borax Inc.


Date: October 28, 2005





                               Page 4 of 6 pages

                               TABLE OF CONTENTS


                                  EXHIBIT INDEX

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant.




                               Page 5 of 6 pages